UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2026

BIOFORCE NANOSCIENCES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51074	74-3078125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2020 General Booth Blvd.
Suite 230
Virginia Beach, VA 23454

(Address of principal executive offices)

Registrant’s telephone number: (757) 306-6090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 7.01 – Regulation FD Disclosure

As previously reported, Bioforce Nanoscience, Inc. (Bioforce, BFNH, or Company) on July 1, 2026, engaged Ryder Scott Company, L.P. (Ryder Scott), a leading independent petroleum engineering firm, to provide advice on the potential development of its United States Bureau of Land Management (BLM) 11 lease claims.

On August 13, 2026, the Company received from Ryder Scott a a Prospective Resources Report attributed to certain interest in the Fox Mountain and South Lund assets as of July 1, 2026. The interest related to certain oil and natural gas BLM leased properties held by the Company within approximately 19,957 acres of land located in the White River Valley, Nye County, Nevada (collectively, the "Nevada Leases"). The report presents an assessment of prospective gross unrisked resources and chance of geological discovery based on the date presented.

The report does not constitute a final reserve report and does not establish that any particular quantity of oil or natural gas is commercially recoverable. The Company's management expects that drilling, seismic interpretation, pressure data, area production history, core analysis, and other technical information will be required before reserve classifications or development decisions can be finalized.

The Company cautions that these preliminary estimates in this report should not be interpreted as equivalent to proved reserves. Under SEC reporting standards, proved reserves require that geological and engineering data demonstrate with reasonable certainty that the quantities can be economically produced under specified existing conditions.

The estimates of recoverable resources presented in the report do not comply with the SEC Oil and Gas Industry Disclosures. The results of the prospective resources evaluation conducted by Ryder Scott are estimates only and may not accurately reflect actual oil volumes in the Company's interests. The analyses conducted by Ryder Scott relied upon certain data and techniques, which are only tools used to assist geoscientists in identifying surface structures and hydrocarbon indicators and do not enable the interpreter to know whether hydrocarbons are present in those structures. Other geologists and petroleum professionals, when studying the same seismic data, may have significantly different interpretations than Ryder Scott. The prospective resources evaluated by Ryder Scott are those undiscovered, highly speculative resources estimated where geological and geophysical data suggest the potential for discovery of petroleum, but where the level of proof is insufficient for classification as reserves or contingent resources. The SEC does not recognize the term "prospective resources" and the SEC permits oil and gas companies, in their filings, to disclose only "reserves." In addition, prospective resources have a great amount of uncertainty as to their existence and economic feasibility. Investors are cautioned not to assume that estimates of prospective resources are economically drillable, or will ever be upgraded into reserves. The actual volume of recoverable oil and natural gas, if any, may differ substantially from estimates of reserves.

The Company cautions investors that the preliminary geological and engineering evaluation does not establish that commercial quantities of oil or natural gas exist throughout the Company's acreage. There is no certainty that any portion of the prospective resources will be discovered. If discovered, there is no certainty that it will be commercially viable to produce any portion of the prospective resources.

Certain statements contained in this Current Report on Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on future expectations, plans and prospects for BFNH's business and operations that involve a number of risks and uncertainties. BFNH's forward-looking statements in this report are made as of the date hereof, and the Company disclaims any duty to supplement, update or revise such statements on a going-forward basis, whether as a result of subsequent developments, changed expectations or otherwise. Actual events or results may differ materially from those contained in these forward-looking statements. Important factors that could cause future events or results to vary from those addressed in the forward-looking statement include, without limitation, risks and uncertainties arising from the ability of BFNH to successfully implement its business plan; uncertainties relating to the ability to realize the expected benefits of the business plan; unanticipated or unfavorable regulatory matters; general economic conditions in the region and industry in which BFNH operates; geologic chance of discovery; geological uncertainty; differences between estimated and actual porosity and permeability; variations in hydrocarbon saturation; future drilling results differing from expectations; completion performance; production decline rates; reservoir pressure; commodity prices; operating expenses; need for capital to explore and achieve production; the state of the capital markets; ongoing capital expenditures; availability of drilling and completion services; infrastructure constraints; environmental regulations and liabilities; title and leasehold issues; governmental regulation; reservoir heterogeneity; and other risk factors as discussed in the BFNH's other filings made by the Company from time to time with the United States Securities and Exchange Commission.

The information furnished in this Report pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise be subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
99.01	Ryder Scott Petroleum and Geological Engineering Report
99.02	Consent of Ryder Scott
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2026	BIOFORCE NANOSCIENCES HOLDINGS, INC.

	By:	/s/ Richard Kaiser
Richard Kaiser – Interim Chief Executive Officer, Chief Financial Officer and Director

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